IDACORP

# Earnings Conference Call

1st Quarter 2015

April 30, 2015

# Leadership Presenting Today



**Darrel Anderson**
IDACORP President
& Chief Executive Officer



**Steve Keen**
IDACORP Senior Vice President,
Chief Financial Officer & Treasurer

# Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "continues," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

# Earnings Performance

## IDACORP, Inc. Net Income and Earnings Per Share

(thousands except for per share amounts)

| | Three Months Ended March 31 | |
|---|---|---|
| | 2015 | 2014 |
| Net Income | $ 23,430 | $ 27,404 |
| Weighted average shares outstanding– diluted | 50,260 | 50,175 |
| Earnings per diluted share | $ 0.47 | $ 0.55 |

# 1Q 2014 to 1Q 2015

## IDACORP, Inc. Net Income (millions)

| | | |
|---|---|---|
| **Net Income – For the Quarter Ended March 31, 2014** | | **$ 27.4** |
| Change in Idaho Power net income: | | |
| Decreased sales volumes attributable to usage per customer, net of associated power supply costs and power cost adjustment (PCA) mechanism impacts | $ (2.5) | |
| Increased sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts | 1.9 | |
| Increase in other operating and maintenance expenses | (3.0) | |
| Increase in depreciation expenses | (1.2) | |
| Other changes in operating revenues and expenses, net | (1.0) | |
| Decrease in Idaho Power operating income | (5.8) | |
| Changes in other non-operating income and expenses | (1.1) | |
| Decrease in additional amortization of ADITC | (1.0) | |
| Decrease in other income tax expense | 3.5 | |
| Total decrease in Idaho Power net income | | (4.4) |
| Other changes (net of tax) | | 0.4 |
| **Net Income – For the Quarter Ended March 31, 2015** | | **$ 23.4** |

# Operating Cash Flows
(millions)

| IDACORP | Three Months Ended March31 2015 | 2014 |
|---|---|---|
| Net Cash Provided by Operating Activities | $ 105.4 | $ 96.9 |

# Liquidity
(millions)

| | As of March 31, 2015 IDACORP[1] | Idaho Power |
|---|---|---|
| Revolving Credit Facility – Expires October 2018 | $ 125.0 | $ 300.0 |
| Commercial Paper Outstanding | (43.4) | – |
| Identified for Other Use[2] | – | (24.2) |
| Total | $ 81.6 | $ 275.8 |

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

# Key Financial & Operating Metrics and 2015 Earnings Guidance

(millions except for per share amounts)

| | 2015 Estimates | |
|---|---|---|
| | Current [1] | Previous [2] |
| Idaho Power Operations & Maintenance Expense | No Change | $ 340 – $ 350 |
| Idaho Power Additional Amortization of ADITC | No Change | None |
| Idaho Power Capital Expenditures excluding AFUDC | No Change | $ 300 – $ 310 |
| Idaho Power Hydroelectric Generation (MWhs) [3] | 5.0 – 7.0 | 7.0 – 9.0 |
| 2015 IDACORP Earnings Per Share Guidance [4] | $ 3.65 – $ 3.80 Per Diluted Share | |

(1) As of April 30, 2015.

(2) As of February 19, 2015 the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2014.

(3) Based on reservoir storage levels and forecasted weather conditions as of the date of this report.

(4) The 2015 guidance incorporates all of the key financial and operating assumptions listed above.

# 2015 Integrated Resource Plan

**Key Issues:**

- **EPA's proposed Rule 111(d) under the Clean Air Act**
  - Twenty-three different portfolios being analyzed around various 111(d) compliance and coal retirement scenarios
  - First deficit year ranges from 2020 to 2025 depending on 111(d) compliance and coal retirement assumptions
- **Transmission Projects**
  - Boardman to Hemingway and Gateway West are being analyzed as resources providing market access and benefits to system reliability
- **Schedule:**
  - Currently working on risk analysis and drafting sections of the document
  - Public draft should be available the first part of June
  - June 30th deadline to file with the Idaho and Oregon commissions

# Summer Outlook

May 2015 Through July 2015

## Precipitation


EC
EC
B
A
EC
A

## Temperature


A
EC
EC
EC
B
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

**EC** Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, April 2015

# Contact Information

## Investors & Analysts

**Lawrence F. Spencer**
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

## Media

**Stephanie McCurdy**
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com